MANAGED PORTFOLIO SERIES

Muhlenkamp Fund
(the “Fund”)

Supplement dated October 15, 2014 to:

Prospectus
dated September 3, 2014

Effective immediately, the Fund has authorized Shareholders to redeem from Individual Retirement Accounts (“IRAs”) via telephone.  Accordingly, the “How to Redeem Fund Shares” disclosure for the Fund is replaced in its entirety with the following:

How to Redeem Fund Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.

A redemption request will generally be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request.  The Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act and as described below.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee, from either a Medallion program member or a non-Medallion program member, for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. A signature guarantee of each owner is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Muhlenkamp Fund	Muhlenkamp Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone or Internet Redemption.  If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may redeem shares, including shares held in IRAs, in amounts of $100,000 or less, by instructing the Fund by telephone at 800-860-3863.  IRA redemptions must indicate whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you have set up Internet options on your account, you may also redeem up to $50,000 per day of Fund shares through the Internet at www.muhlenkamp.com.

In order to qualify for or to change telephone or internet redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, shareholders may encounter higher than usual call waiting times or slow internet connectivity.  Please allow sufficient time to place your telephone or internet transaction.  The Fund is not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;
•	The name in which your account is registered; and/or
•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in any specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $5,000 and the minimum payment amount is $100. This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 800-860-3863 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account and Charge Below Minimum Account Fee.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund.  The Fund will provide the shareholder with written notice 30 days prior to redeeming the shareholder’s account.  In addition, on or about November 30th of each year, all accounts not enrolled in the AIP with balances less than $1,500, other than as a result of a decline in the NAV of the Fund, will be charged a $15 fee.  Such fees will be used to lower Fund expenses.  The Fund reviews accounts and charges this fee annually.

Redemption-in-Kind.  The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur taxes, brokerage commissions or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Cancellations or Modifications.  The Fund will not accept a request to cancel or modify a transaction once processing has begun.  Please exercise care when placing a transaction request.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 855-278-2020.

This supplement should be retained with your Prospectus for future reference.